Exhibit 99.1

FOR IMMEDIATE RELEASE Investor Contact: Soohwan Kim, CFA (858) 503-3368 ir@maxwell.com

Maxwell Reports Second Quarter 2017 Results
$37.1 million Q2 revenue just above previous guidance range

Note: A webcast of Maxwell's conference call will be available at 5:00 p.m. EDT today at http://investors.maxwell.com.
SAN DIEGO - August 7, 2017 - Maxwell Technologies, Inc. (NASDAQ: MXWL) today reported financial results for the three months ended June 30, 2017. Total revenues for the second quarter of 2017 were $37.1 million, compared with $26.7 million for the first quarter of 2017 and $34.1 million for the prior year quarter. Net loss for the second quarter of 2017 was $10.1 million, compared with a net loss of $10.4 million for the first quarter of 2017 and net income of $2.2 million for the prior year quarter. The Company reported $(1.8) million of adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) for the second quarter of 2017, compared with $(3.9) million for the first quarter of 2017 and $(0.7) million for the prior year quarter. Non-GAAP net loss for the second quarter of 2017 was $5.5 million, compared with a non-GAAP net loss of $7.4 million for the first quarter of 2017 and $4.0 million for the prior year quarter. Non-GAAP financial measures are described and defined later in this release.

"We delivered solid sequential revenue growth, building on the momentum we have created over the last 12 months. Our strategy is gaining traction and our business transformation is making progress," said Dr. Franz Fink, Maxwell's President and Chief Executive Officer. "We closed the quarter slightly above the top end of our revenue guidance range, coming in at $37.1 million, a 39% sequential increase over the first quarter, and we narrowed the adjusted EBITDA gap towards breakeven. Furthermore, the integration of Nesscap is progressing nicely, with a high level of collaboration as our teams merge together as one and collectively realize our targeted synergies."

Maxwell Reports Second Quarter 2017 Results	Page 2 of 14

Financial Results and Operating Metrics (1)
(Unaudited; in thousands, except for per share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2017	March 31, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Total revenue	$37,103	$26,686	$34,135	$63,789	$69,338
Ultracapacitor revenue	$25,079	$14,234	$21,224	$39,313	$44,744
High-Voltage revenue	$12,024	$12,452	$11,841	$24,476	$20,018
Microelectronics revenue	$—	$—	$1,070	$—	$4,576
Gross margin	21.1%	23.2%	29.2%	22.0%	28.3%
Non-GAAP gross margin	22.7%	23.9%	30.0%	23.2%	29.2%
Loss from operations	$(8,673)	$(9,032)	$(3,812)	$(17,705)	$(10,052)
Non-GAAP loss from operations	$(4,037)	$(6,042)	$(3,120)	$(10,079)	$(6,841)
Net income (loss)	$(10,118)	$(10,399)	$2,167	$(20,517)	$(4,681)
Net income (loss) per share
Basic and diluted	$(0.28)	$(0.32)	$0.07	$(0.61)	$(0.15)
Adjusted EBITDA	$(1,778)	$(3,894)	$(741)	$(5,672)	$(2,000)
Non-GAAP net loss	$(5,482)	$(7,409)	$(4,038)	$(12,891)	$(8,367)
Non-GAAP net loss per share
Basic and diluted	$(0.15)	$(0.23)	$(0.13)	$(0.38)	$(0.26)
Net cash used in operating activities	$(2,677)	$(3,825)	$(5,394)	$(6,502)	$(6,988)
Cash purchases of property and equipment	$1,115	$945	$1,391	$2,060	$3,629
Cash, cash equivalents and restricted cash	$19,181	$20,894	$35,775	$19,181	$35,775

(1) For a reconciliation of non-GAAP financial measures, please refer to the section entitled “Reconciliation of GAAP to Non-GAAP Financial Measures” included at the end of this release.
Discussion of Financial Results for the Quarter
Please note that Nesscap is included in all results and outlook beginning May 1, 2017.
Revenue and Gross Margin

•
Total revenue for the second quarter of 2017 was $37.1 million, compared with $26.7 million for the first quarter of 2017, driven by strong ultracapacitor revenue in the wind market. Ultracapacitor revenue for the second quarter of 2017 was $25.1 million, compared with $14.2 million for the first quarter of 2017. High-voltage revenue was $12.0 million for the second quarter of 2017, compared with $12.5 million for the first quarter of 2017.

•
Gross margin for the second quarter of 2017 was 21.1% compared with 23.2% in the first quarter of 2017, driven by strong ultracapacitor sales, which generally have lower gross margins than the corporate average. Q2 gross margin was also impacted by approximately $351,000 of acquisition related intangible amortization and inventory step-up expense.

Maxwell Reports Second Quarter 2017 Results	Page 3 of 14

•
Non-GAAP gross margin for the second quarter of 2017 was 22.7% compared with 23.9% in the first quarter of 2017 and excludes the acquisition related expense mentioned in the prior bullet and stock-based compensation expense.

Operating Expense, Net Loss & Adjusted EBITDA

•
Operating expense for the second quarter of 2017 was $16.5 million, compared with $15.2 million for the first quarter of 2017. The quarter-over-quarter increase was driven primarily by the inclusion of the business of Nesscap, beginning in May, and related acquisition expenses.

•
Non-GAAP operating expense for the second quarter of 2017 was $12.5 million compared with $12.4 million for the first quarter of 2017 and excludes stock-based compensation, amortization of intangibles, acquisition related expenses and other non-recurring legal costs.

•	Net loss for the second quarter of 2017 was $10.1 million, or $(0.28) per share, compared with a net loss of $10.4 million, or $(0.32) per share, for the first quarter of 2017.

•	Non-GAAP net loss for the second quarter of 2017 was $5.5 million compared with a non-GAAP net loss of $7.4 million for the first quarter of 2017.

•	Adjusted EBITDA for the second quarter of 2017 was $(1.8) million, compared with $(3.9) million for the first quarter of 2017.
Capital Expenditures

•
Capital expenditures during the second quarter of 2017 were $1.1 million, compared with $0.9 million for the first quarter of 2017. Capital expenditures in the second quarter were primarily related to research and development activities and the Swiss factory expansion.

Strategic Business & Operational Highlights

•
In February 2017, we announced that we entered into an agreement to acquire substantially all of the assets and business of Nesscap Energy, Inc., a developer and manufacturer of ultracapacitor products for use in transportation, renewable energy, industrial and consumer markets. On April 28, 2017, we completed this acquisition through the issuance of approximately 4.1 million shares of Maxwell common stock and the assumption of certain liabilities. The acquisition of Nesscap adds complementary businesses to our operations and expands our portfolio of products and we believe the acquisition will add value for our customers.

Maxwell Reports Second Quarter 2017 Results	Page 4 of 14

•
In April 2017, we signed a strategic equity investment agreement with China's SDIC Fund Management Co., Ltd. ("SDIC Fund"), subject to approval by the Committee on Foreign Investment in the United States ("CFIUS"). On August 4, just prior to the August 7 expiration of the final phase of the CFIUS review process, we withdrew the filing to allow more time for review and discussion with CFIUS. To that end, we are continuing to work with CFIUS, SDIC Fund, and our advisors to address the remaining open information requests before a refiling. In the meantime, we are pleased about the momentum we are seeing across our portfolio and the progress we have made executing on our strategy to diversify and grow our business. The improving strength of our core business, coupled with the advancements in our differentiated dry battery electrode technology platform, positions us well to secure the strategic investment or other financing which may be required to further advance our business and to unlock the true value of our technology platform for our partners, customers and shareholders.

Maxwell Reports Second Quarter 2017 Results	Page 5 of 14

Business Outlook

•	Total revenue for the third quarter of 2017 is expected to be in the range of $35 million to $38 million.

•	Gross margin for the third quarter of 2017 is expected to be 20.5%, plus or minus 150 basis points.

•	Non-GAAP gross margin for the third quarter of 2017 is expected to be 22.5%, plus or minus 150 basis points.

•	GAAP operating expense for the third quarter of 2017 is expected to be in the range of $15.7 million to $16.1 million.

•	Non-GAAP operating expense for the third quarter of 2017 is expected to be in the range of $12.7 million to $13.1 million.
The Company has reconciled expected GAAP and non-GAAP gross margin, operating expenses, adjusted EBITDA, net loss and net loss per share at the midpoint of expectations. However, the Company is not able to estimate additional potentially excluded and reconciling amounts due to the substantial uncertainties involved. The effect of these excluded items may be significant. The reconciliation of GAAP and non-GAAP third quarter outlook is as follows (in millions, except for percentages and per share data):

	Projected at Midpoint of Guidance		Projected at Midpoint of Guidance
	Three Months Ended		Three Months Ended
	September 30, 2017		September 30, 2017
Gross Margin Reconciliation:		Total Operating Expenses Reconciliation:
GAAP gross margin	20.5%	GAAP total operating expenses	$15.9
Stock-based compensation expense	0.7%	Stock-based compensation expense	(2.0)
Acquisition related expense (1)	1.3%	Acquisition related expense (1)	(0.7)
Non-GAAP gross margin	22.5%	Legal costs for SEC and FCPA matters	(0.3)
		Non-GAAP total operating expenses	$12.9
Net Loss Reconciliation:
GAAP net loss	$(9.0)	Adjusted EBITDA Reconciliation:
Stock-based compensation expense	2.3	GAAP net loss	$(9.0)
Acquisition related expense (1)	1.2	Interest, taxes, depreciation, amortization	3.3
Legal costs for SEC and FCPA matters	0.3	EBITDA	(5.7)
Non-GAAP net loss	$(5.2)	Stock-based compensation expense	2.3
		Acquisition related expense (1)	0.9
Net Loss per Share Reconciliation:		Legal costs for SEC and FCPA matters	0.3
GAAP net loss per diluted share	$(0.24)	Adjusted EBITDA	$(2.2)
Expenses excluded from GAAP	0.10
Non-GAAP net loss per diluted share	$(0.14)

___________________
(1)    Acquisition related expense is partially recorded in operating expenses and partially recorded in cost of revenue.

Maxwell Reports Second Quarter 2017 Results	Page 6 of 14

Webcast Information
As previously announced, Maxwell management will host a live webcast at approximately 5:00 p.m. EDT / 2:00 p.m. PDT today to discuss these results. Other forward-looking and material information may also be discussed during this call.
The call may be accessed by dialing toll-free, (877) 201-0168 from the U.S. or (647) 788-4901 for international callers, and entering the conference ID, MAXWELL.
More information about this event including a live webcast and other supporting materials may be accessed by visiting http://investors.maxwell.com.
A replay of the conference call will be available for a limited time by visiting http://investors.maxwell.com.
About Maxwell
Maxwell is a global leader in the development and manufacture of innovative, cost-effective energy storage and power delivery solutions. Our ultracapacitor products provide safe and reliable power solutions for applications in consumer and industrial electronics, transportation, renewable energy and information technology. Our CONDIS® high-voltage grading and coupling capacitors help to ensure the safety and reliability of electric utility infrastructure and other applications involving transport, distribution and measurement of high-voltage electrical energy. For more information, visit www.maxwell.com.
Notes Regarding Non-GAAP Financial Measures
The Company uses non-GAAP financial measures for internal evaluation and to report the results of its business. Information presented in this press release and in the attached financial tables includes financial information prepared in accordance with generally accepted accounting principles in the U.S., or GAAP, as well as non-GAAP financial measures. Generally, a non-GAAP financial measure, within the meaning of Item 10 of Regulation S-K promulgated by the Securities and Exchange Commission (SEC), is a numerical measure of a company's financial performance or cash flows that (a) excludes amounts, or is subject to adjustments that have the effect of excluding amounts, which are included in the most directly comparable measure calculated and presented in accordance with GAAP in the condensed consolidated balance sheets, condensed consolidated statements of operations, condensed consolidated statements of comprehensive income (loss) or condensed consolidated statements of cash flows; or (b) includes amounts, or is subject to adjustments that have the effect of including amounts, which are excluded from the most directly comparable measure so calculated and presented.
The Company uses the following non-GAAP financial measures in this release, in its earnings conference call and in its on-going evaluation of the business: (a) non-GAAP gross profit; (b) non-GAAP operating expense; (c) non-GAAP income (loss) from operations; (d) EBITDA; (e) adjusted EBITDA; (f) non-GAAP net income (loss); (g) non-GAAP net income (loss) per diluted share and (h) non-GAAP gross margin.
The definitions of non-GAAP financial measures used in this news release are presented below:

•	Non-GAAP gross margin and Non-GAAP gross profit exclude the effect of stock-based compensation, amortization of intangibles, accelerated depreciation and acquisition related expense.

•
Non-GAAP operating expense excludes the effect of stock-based compensation, restructuring and related costs, acquisition related expense, shareholder proxy advisement fees, release of tax liability and legal costs for SEC and FCPA matters.

Maxwell Reports Second Quarter 2017 Results	Page 7 of 14

•
Non-GAAP loss from operations excludes the effect of accelerated depreciation, stock-based compensation, restructuring and related costs, acquisition related expense, shareholder proxy advisement fees, release of tax liability and legal costs for SEC and FCPA matters.

•
Adjusted EBITDA excludes the effect of foreign currency exchange loss, other income, stock-based compensation, restructuring and related costs, acquisition related expense, shareholder proxy advisement fees, release of tax liability, gain on sale of product line and legal costs for SEC and FCPA matters.

•
Non-GAAP net loss and non-GAAP net loss per share exclude the effect of accelerated depreciation, stock-based compensation, restructuring and related costs, acquisition related expense, shareholder proxy advisement fees, release of tax liability, gain on sale of product line and legal costs for SEC and FCPA matters.

The Company believes that these measures provide useful information to its management, board of directors and investors about its operating activities and business trends related to its financial condition and results of operations.
In addition, the Company's management and board of directors use these non-GAAP financial measures in developing operating budgets and in reviewing the Company's results of operations, as non-cash items, non-recurring items and items unrelated to ongoing operating results have limited impact on current and future operating decisions. Additionally, the Company believes that inclusion of non-GAAP financial measures provides consistency and comparability with its past reports of financial results. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP. These measures are intended to supplement GAAP financial information, and may be computed differently from non-GAAP financial measures used by other companies. However, investors should be aware that non-GAAP measures have inherent limitations and should be read in conjunction with the Company's consolidated financial statements prepared in accordance with GAAP.
The Company's non-GAAP financial measures included in this news release exclude the following non-cash items, non-recurring items or items unrelated to its ongoing operating results, as applicable:

•
Stock-based compensation expense consisting of non-cash charges for stock options, restricted stock awards, restricted stock units, employee stock purchase plan awards and bonuses expected to be settled with the Company's fully vested common stock.

•	Amortization of intangibles consisting of non-cash amortization of purchased intangibles acquired in connection with the Company's acquisition of the operating subsidiaries of Nesscap Energy, Inc.

•
Restructuring and related costs including restructuring and exit costs incurred in connection with the Company's restructuring plans, disposition transaction costs consisting of legal fees and other expenses incurred in connection with the sale of the microelectronics product line and executive transition costs representing recruiting and other expenses incurred in relation to the resignation and hiring of certain executive officers.

•	Accelerated depreciation charges representing the adjustment of the remaining useful life for certain manufacturing equipment in connection with the Company's restructuring plan.

•
Acquisition related expense consisting of costs incurred in connection with the Company's acquisition of the operating subsidiaries of Nesscap Energy, Inc. which include both transaction related expenses and the fair value adjustment for acquired inventory recorded in cost of revenue.

Maxwell Reports Second Quarter 2017 Results	Page 8 of 14

•	Shareholder proxy advisement fees represent external advisor expenses incurred in connection with preparing for the Company's 2016 and 2017 shareholder proxy and annual meeting.

•
Legal costs for the FCPA and SEC matters represent external legal expenses related to the U.S. Securities and Exchange Commission's investigation of the facts and circumstances surrounding the restatement of the Company's financial statements for the fiscal years 2011 and 2012, as well as for ongoing legal matters related to previous Foreign Corrupt Practices Act (FCPA) violations.

Reconciliations of non-GAAP financial measures used in this release to the most directly comparable GAAP financial measures can be found in the section entitled “Reconciliation of GAAP to Non-GAAP Financial Measures” included toward the end of this release.
Forward-Looking Statements
Statements in this news release that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties and are subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1995. Such risks, uncertainties and contingencies include, but are not limited to, the following:

•
Dependence upon the sale of products to a small number of customers and vertical markets, some of which are heavily dependent on government funding or government subsidy programs which could be reduced, modified or discontinued in the future;

•	Uncertainties related to the global geopolitical landscape and the recent elections in the United States;

•	Risks related to acquisitions and potential for unsuccessful integration of acquired businesses;

•	Risk that our restructuring efforts may not be successful and that we may not be able to realize the anticipated cost savings and other benefits;

•	Our ability to obtain sufficient capital to meet our operating or other needs;

•	Regulatory and other approvals related to the completion of financing transactions;

•	Downward pressures on product pricing from increased competition and shifts in sales mix with respect to low margin and high margin business;

•	Our ability to manage and minimize the impact of unfavorable legal proceedings;

•	Risk that activist stockholders attempt to effect changes to our company which could adversely affect our corporate governance;

•
Risks related to our international operations including, but not limited to, our ability to adequately comply with the changing rules and regulations in countries where our business is conducted, our ability to oversee and control our foreign subsidiaries and their operations, our ability to effectively manage foreign currency exchange rate fluctuations arising from our international operations, and our ability to continue to comply with the U.S. Foreign Corrupt Practices Act as well as the anti-bribery laws of foreign jurisdictions;

•	Dependence upon the sale of products into Asia and Europe, where macroeconomic factors outside our control may adversely affect our sales;

•	Our ability to remain competitive and stimulate customer demand through successful introduction of new products, and to educate our prospective customers on the products we offer;

•	Successful acquisition, development and retention of key personnel;

Maxwell Reports Second Quarter 2017 Results	Page 9 of 14

•	Our ability to effectively manage our reliance upon certain suppliers of key component parts, specialty equipment and logistical services;

•	Our ability to manage product quality problems;

•	Our ability to protect our intellectual property rights and to defend claims against us;

•	Our ability to effectively identify, enter into, manage and benefit from strategic alliances;

•	Occurrence of a catastrophic event at any of our facilities;

•	Occurrence of a technology systems failure, network disruption, or breach in data security; and

•	Our ability to match production volume to actual customer demand.
For further information regarding risks and uncertainties associated with Maxwell's business, please refer to the “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of our SEC filings, including, but not limited to, our annual report on Form 10-K and quarterly reports on Form 10-Q. Copies of these documents may be obtained by contacting Maxwell's investor relations department at (858) 503-3368, or at our investor relations website: investors.maxwell.com. All information in this release is as of August 7, 2017. The Company undertakes no duty to update any forward-looking statement to reflect actual results or changes in the Company's expectations.
Investor Contact: Soohwan Kim, CFA, The Blueshirt Group, +1 (858) 503-3368, ir@maxwell.com
Media Contact: Sylvie Tse, Metis Communications, +1 (617) 236-0500, maxwell@metiscomm.com

Maxwell Reports Second Quarter 2017 Results	Page 10 of 14

MAXWELL TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2017	March 31, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Revenue	$37,103	$26,686	$34,135	$63,789	$69,338
Cost of revenue	29,276	20,495	24,154	49,771	49,704
Gross profit	7,827	6,191	9,981	14,018	19,634
Operating expenses:
Selling, general and administrative	12,070	9,540	8,223	21,610	18,321
Research and development	4,430	4,686	5,461	9,116	11,068
Restructuring and exit costs	—	997	109	997	297
Total operating expenses	16,500	15,223	13,793	31,723	29,686
Loss from operations	(8,673)	(9,032)	(3,812)	(17,705)	(10,052)
Gain on sale of product line	—	—	(6,657)	—	(6,657)
Interest expense, net	97	63	61	160	131
Other income	(52)	(1)	(47)	(53)	(131)
Foreign currency exchange loss, net	18	97	64	115	203
Income (loss) before income taxes	(8,736)	(9,191)	2,767	(17,927)	(3,598)
Income tax provision	1,382	1,208	600	2,590	1,083
Net income (loss)	$(10,118)	$(10,399)	$2,167	$(20,517)	$(4,681)
Net income (loss) per common share:
Basic and diluted	$(0.28)	$(0.32)	$0.07	$(0.61)	$(0.15)
Weighted average common shares outstanding:
Basic	35,526	32,197	31,842	33,871	31,746
Diluted	35,526	32,197	32,027	33,871	31,746

Maxwell Reports Second Quarter 2017 Results	Page 11 of 14

MAXWELL TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)
(Unaudited)

	June 30, 2017	December 31, 2016
ASSETS
Current assets:
Cash and cash equivalents	$19,181	$25,359
Trade and other accounts receivable, net	30,331	20,441
Inventories, net	30,174	32,248
Prepaid expenses and other current assets	4,101	4,407
Total current assets	83,787	82,455
Property and equipment, net	27,217	26,120
Intangible assets, net	11,469	—
Goodwill	35,592	22,799
Pension asset	9,670	8,887
Other non-current assets	868	613
Total assets	$168,603	$140,874

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$26,467	$19,181
Accrued employee compensation	7,564	6,152
Deferred revenue and customer deposits	5,802	3,967
Short-term borrowings and current portion of long-term debt	20	40
Total current liabilities	39,853	29,340
Deferred tax liability, long-term	8,805	8,580
Long-term debt, excluding current portion	57	43
Employee severance benefit obligation	3,354	—
Other long-term liabilities	2,846	2,089
Total liabilities	54,915	40,052
Stockholders' equity:
Common stock, $0.10 par value per share, 80,000 shares authorized at June 30, 2017 and December 31, 2016; 36,934 and 32,135 shares issued and outstanding at June 30, 2017 and December 31, 2016, respectively	3,691	3,210
Additional paid-in capital	325,032	296,316
Accumulated deficit	(224,621)	(204,104)
Accumulated other comprehensive income	9,586	5,400
Total stockholders' equity	113,688	100,822
Total liabilities and stockholders' equity	$168,603	$140,874

Maxwell Reports Second Quarter 2017 Results	Page 12 of 14

MAXWELL TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, except per share data)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2017	March 31, 2017	June 30, 2016	June 30, 2017	June 30, 2016
OPERATING ACTIVITIES:
Net income (loss)	$(10,118)	$(10,399)	$2,167	$(20,517)	$(4,681)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	2,259	2,148	2,379	4,407	4,966
Amortization of intangible assets	202	—	—	202	—
Loss on lease due to restructuring	—	—	87	—	87
Pension and employee severance benefit obligation cost	191	86	161	277	318
Stock-based compensation expense	2,254	1,538	1,459	3,792	2,662
Gain on sale of property and equipment	—	—	(47)	—	(131)
Gain on sale of product line	—	—	(6,657)	—	(6,657)
Unrealized (gain) loss on foreign currency exchange rates	(48)	26	(18)	(22)	39
Release of tax liability	—	—	(1,518)	—	(1,518)
Provision for losses on accounts receivable	2	—	16	2	67
Provision for losses on inventory	811	17	149	828	139
Provision for warranties	20	189	168	209	307
Changes in operating assets and liabilities:
Trade and other accounts receivable	(3,319)	(3,432)	1,755	(6,751)	14,831
Inventories	4,135	1,922	(3,810)	6,057	(5,186)
Prepaid expenses and other assets	(146)	(453)	(760)	(599)	(628)
Pension asset	(150)	(155)	(158)	(305)	(297)
Accounts payable and accrued liabilities	3,143	1,571	(156)	4,714	(10,719)
Deferred revenue and customer deposits	(1,275)	2,626	(55)	1,351	249
Accrued employee compensation	(545)	785	(303)	240	(495)
Deferred tax liability	19	(209)	(91)	(190)	(10)
Other long-term liabilities	(112)	(85)	(162)	(197)	(331)
Net cash used in operating activities	(2,677)	(3,825)	(5,394)	(6,502)	(6,988)
INVESTING ACTIVITIES:
Purchases of property and equipment	(1,115)	(945)	(1,391)	(2,060)	(3,629)
Proceeds from sale of property and equipment	—	—	49	—	133
Cash used in acquisition, net of cash acquired	(97)	—	—	(97)	—
Proceeds from sale of product line	1,500	—	20,486	1,500	20,486
Net cash provided by (used in) investing activities	288	(945)	19,144	(657)	16,990
FINANCING ACTIVITIES:
Principal payments on long-term debt and short-term borrowings	(7)	(10)	(10)	(17)	(21)
Proceeds from issuance of common stock under equity compensation plans	194	—	267	194	613
Net cash provided by (used in) financing activities	187	(10)	257	177	592
Effect of exchange rate changes on cash, cash equivalents and restricted cash	489	315	(221)	804	399
Increase (decrease) in cash, cash equivalents and restricted cash	(1,713)	(4,465)	13,786	(6,178)	10,993
Cash, cash equivalents and restricted cash, beginning of period	20,894	25,359	21,989	25,359	24,782
Cash, cash equivalents and restricted cash, end of period	$19,181	$20,894	$35,775	$19,181	$35,775

Maxwell Reports Second Quarter 2017 Results	Page 13 of 14

MAXWELL TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data) (Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2017	March 31, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Gross Margin Reconciliation:
GAAP gross margin	21.1%	23.2%	29.2%	22.0%	28.3%
Stock-based compensation expense	0.7%	0.7%	0.8%	0.7%	0.7%
Amortization of intangible assets	0.1%	—%	—%	0.1%	—%
Accelerated depreciation	—%	—%	—%	—%	0.2%
Acquisition related expense	0.8%	—%	—%	0.4%	—%
Non-GAAP gross margin	22.7%	23.9%	30.0%	23.2%	29.2%
Gross Profit Reconciliation:
GAAP gross profit	$7,827	$6,191	$9,981	$14,018	$19,634
Stock-based compensation expense	257	193	262	450	497
Amortization of intangible assets	60	—	—	60	—
Accelerated depreciation	—	—	—	—	125
Acquisition related expense	291	—	—	291	—
Non-GAAP gross profit	$8,435	$6,384	$10,243	$14,819	$20,256
Total Operating Expenses Reconciliation:
GAAP total operating expenses	$16,500	$15,223	$13,793	$31,723	$29,686
Stock-based compensation expense	(1,997)	(1,345)	(1,197)	(3,342)	(2,165)
Amortization of intangible assets	(142)	—	—	(142)	—
Restructuring and related costs	—	(997)	(279)	(997)	(853)
Release of tax liability(1)	—	—	1,278	—	1,278
Acquisition related expense	(1,512)	(275)	—	(1,787)	—
Shareholder proxy advisement fees	(315)	(59)	—	(374)	(314)
Legal costs for SEC and FCPA matters	(62)	(121)	(232)	(183)	(535)
Non-GAAP operating expenses	$12,472	$12,426	$13,363	$24,898	$27,097
Loss from Operations Reconciliation:
GAAP loss from operations	$(8,673)	$(9,032)	$(3,812)	$(17,705)	$(10,052)
Stock-based compensation expense	2,254	1,538	1,459	3,792	2,662
Amortization of intangible assets	202	—	—	202	—
Restructuring and related costs	—	997	279	997	853
Accelerated depreciation	—	—	—	—	125
Release of tax liability(1)	—	—	(1,278)	—	(1,278)
Acquisition related expense	1,803	275	—	2,078	—
Shareholder proxy advisement fees	315	59	—	374	314
Legal costs for SEC and FCPA matters	62	121	232	183	535
Non-GAAP loss from operations	$(4,037)	$(6,042)	$(3,120)	$(10,079)	$(6,841)
Adjusted EBITDA Reconciliation:
GAAP net income (loss)	$(10,118)	$(10,399)	$2,167	$(20,517)	$(4,681)
Interest expense, net	97	63	61	160	131
Income tax provision	1,382	1,208	600	2,590	1,083
Depreciation	2,259	2,148	2,379	4,407	4,966
Amortization of intangible assets	202	—	—	202	—
EBITDA	(6,178)	(6,980)	5,207	(13,158)	1,499
Foreign currency exchange loss, net	18	97	64	115	203
Other income	(52)	(1)	(47)	(53)	(131)
Stock-based compensation expense	2,254	1,538	1,459	3,792	2,662
Gain on sale of product line	—	—	(6,657)	—	(6,657)
Restructuring and related costs	—	997	279	997	853
Acquisition related expense	1,803	275	—	2,078	—
Release of tax liability(1)	—	—	(1,278)	—	(1,278)
Shareholder proxy advisement fees	315	59	—	374	314
Legal costs for SEC and FCPA matters	62	121	232	183	535
Adjusted EBITDA	$(1,778)	$(3,894)	$(741)	$(5,672)	$(2,000)

Maxwell Reports Second Quarter 2017 Results	Page 14 of 14

	Three Months Ended			Six Months Ended
	June 30, 2017	March 31, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Net Income (Loss) Reconciliation:
GAAP net income (loss)	$(10,118)	$(10,399)	$2,167	$(20,517)	$(4,681)
Stock-based compensation expense	2,254	1,538	1,459	3,792	2,662
Amortization of intangible assets	202	—	—	202	—
Gain on sale of product line	—	—	(6,657)	—	(6,657)
Restructuring and related costs	—	997	279	997	853
Accelerated depreciation	—	—	—	—	125
Release of tax liability(1)	—	—	(1,518)	—	(1,518)
Acquisition related expense	1,803	275	—	2,078	—
Shareholder proxy advisement fees	315	59	—	374	314
Legal costs for SEC and FCPA matters	62	121	232	183	535
Non-GAAP net loss	$(5,482)	$(7,409)	$(4,038)	$(12,891)	$(8,367)
Net Income (Loss) per Diluted Share Reconciliation:
GAAP net income (loss) per diluted share	$(0.28)	$(0.32)	$0.07	$(0.61)	$(0.15)
Stock-based compensation expense	0.06	0.05	0.04	0.11	0.09
Amortization of intangible assets	0.01	—	—	0.01	—
Gain on sale of product line	—	—	(0.21)	—	(0.21)
Restructuring and related costs	—	0.03	0.01	0.03	0.03
Accelerated depreciation	—	—	—	—	*
Release of tax liability(1)	—	—	(0.05)	—	(0.05)
Acquisition related expense	0.05	0.01	—	0.06	—
Shareholder proxy advisement fees	0.01	*	—	0.01	0.01
Legal costs for SEC and FCPA matters	—	*	0.01	0.01	0.02
Non-GAAP net loss per diluted share	$(0.15)	$(0.23)	$(0.13)	$(0.38)	$(0.26)
Weighted Average Diluted Common Shares Outstanding used for:
GAAP net income (loss)	35,526	32,197	32,027	33,871	31,746
Non-GAAP net loss	35,526	32,197	31,842	33,871	31,746

*	Net income (loss) effect of this reconciling item was less than $0.01 per share.

(1)	Release of tax liability is partially related to operating expense and partially related to income tax expense.